UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INFINITE GRAPHICS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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


                         INFINITE GRAPHICS INCORPORATED
                              4611 East Lake Street
                          Minneapolis, Minnesota 55406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 5, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), will be held on October 5, 1999, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

         1. To elect four nominees to the Board of Directors to serve for a term of one year.

         2. To take action upon a proposal to adopt the Company's 1999 Stock Option Plan.

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of common stock of the Company at the close of business on August 23, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS


                                       /s/ Clifford F. Stritch, Jr.
                                       Clifford F. Stritch, Jr.
                                       CHIEF EXECUTIVE OFFICER

September 9, 1999

                                 PROXY STATEMENT

                         INFINITE GRAPHICS INCORPORATED

                              4611 EAST LAKE STREET
                          MINNEAPOLIS, MINNESOTA 55406

                ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 5, 1999


                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held on October 5, 1999, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Clifford F. Stritch, Jr., Chief Executive Officer, or by appearing and voting in person at the meeting.

         Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies will be voted (to the extent they are entitled to be voted on such matters):

(1) FOR the election to the Board of Directors of the nominees named in this Proxy Statement;

(2) FOR approval of the adoption of the Company's 1999 Stock Option Plan; and

(3) in the Proxies' discretion, upon such other business as may properly come before the meeting.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.

         This Proxy Statement and the Company's Annual Report for the year ended April 30, 1999 are being mailed to shareholders on or about September 9, 1999. No portion of such Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.


                                VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of abstentions being treated as "no" votes. Broker nonvotes are considered shares present for quorum purposes, but they are not considered shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

         Common Stock, no par value ("Common Stock"), of which there were 2,802,575 shares outstanding on August 23, 1999, constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the Annual Meeting. Only shareholders of record of the Common Stock at the close of business on August 23, 1999 will be entitled to vote at the Annual Meeting (the "Record Date").

         The election of each director nominee (proposal 1) and adoption of the Company's 1999 Stock Option Plan (proposal 2) requires the affirmative vote of the shareholders holding at least a majority of Common Stock present in person or by proxy, and entitled to vote, at the Annual Meeting.


                                OUTSTANDING STOCK

         Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock and as to the name, address and stock holdings of certain executive officers, each director and nominee for election to the Board of Directors and by all executive officers, directors, and nominees, as a group, as of August 23, 1999 is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                    Common Stock
           Name/Address                -----------------------------------------
                of                     Amount Beneficially           Percent of
       Shareholder/Director                   Owned                   Class (1)
--------------------------------------------------------------------------------

Clifford F. Stritch, Jr.                   1,116,050 (2)                39.8%
4611 East Lake Street
Minneapolis, Minnesota 55406

Robert J. Fink                               350,000                    12.5%
1850 Arvin Drive
Mendota Heights, Minnesota 55118

Edwin F. Snyder                               67,800                     2.4%
4611 East Lake Street
Minneapolis, Minnesota 55406

Durwood L. Airhart                            20,000 (3)                   *
1 Precision Drive
Litchfield, Minnesota 55355

Michael J. Evers                              30,000 (4)                 1.1%
1000 LaSalle Avenue, MPL331
Minneapolis, Minnesota 55403

Directors and Executive Officers as a      1,233,850 (5)                43.3%
Group (4 persons)

*        Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.
(2) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 23,800 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in these shares. Mr. Stritch is not a trustee of either trust.
(3) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 30,000 shares of Common Stock that are not exercisable during the next 60 days.
(4) Includes options for the purchase of 30,000 shares of Common Stock, but excludes options for the purchase of 70,000 shares of Common Stock that are not exercisable during the next 60 days.
(5) Includes options for the purchase of 50,000 shares of Common Stock, but excludes options for the purchase of 200,000 shares of Common Stock that are not exercisable during the next 60 days.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

         At the Annual Meeting, the Board of Directors of the Company is to be elected to hold office until the 2000 annual meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the Board of Directors shall consist of one or more members. Currently, the Board of Directors of the Company consists of four persons, each of whose term expires at the Annual Meeting.

         The Bylaws of the Company provide that the number of members of the Board of Directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors. If the Board of Directors does not expressly fix the number of directors to be so elected, then the number of directors shall be the number of directors elected at the preceding regular meeting of the shareholders. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at four directors. The Proxies granted by the shareholders will be voted at the Annual Meeting for the election of the four persons listed below as directors of the Company.

                              NOMINEES FOR DIRECTOR

                            Clifford F. Stritch, Jr.
                                 Edwin F. Snyder
                               Durwood L. Airhart
                                Michael J. Evers

         In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         The directors, nominees for director, and executive officers of the Company are as follows:

                                   CURRENT POSITION                         PRINCIPAL OCCUPATIONS                     DIRECTOR
NAME OF DIRECTOR          AGE      WITH THE COMPANY                          DURING PAST 5 YEARS                        SINCE
----------------          ---      ----------------                          -------------------                        -----
Clifford F. Stritch, Jr.   52      Chairman of the     Chairman of the Board, Director, and CEO of the Company.       Aug. 1970
                                   Board, Director,    Mr. Stritch has been the CFO of the Company since November
                                      CEO, CFO         1995.

Edwin F. Snyder            56      Executive Vice      From November 1998, Executive Vice President of the            Sept. 1990
                                 President, Director   Company.  From October 1996 to November 1998, Vice-President
                                                       of Marketing and Sales with Wavecrest, Inc. of Edina,
                                                       Minnesota. From March 1995 to September 1996, Vice-President
                                                       of Sales and Marketing with Johnstech International, a
                                                       manufacturer of high performance test contacts.  From
                                                       February 1992 to March 1995, Vice-President of Marketing with
                                                       Visu-Com of Baltimore, Maryland, a manufacturer of personal communications products.

Durwood L. Airhart         62         Director         Since 1996, Senior Engineer Advisory with Litchfield           Sept. 1997
                                                       Precision Components, a manufacturer of electronic
                                                       components and a division of Innovex, Inc. of Litchfield,
                                                       Minnesota.  From 1975 to 1995, President and CEO with
                                                       Litchfield Precision Components of Litchfield, Minnesota.

Michael J. Evers           64         Director         Since 1974, Dean Emeritus of the Graduate School of            Sept. 1997
                                                       Business, Professor and Assistant Professor of Strategic
                                                       Management and Marketing with University of St. Thomas
                                                       Minneapolis, Minnesota.  Mr. Evers serves as a director of
                                                       Cellex Biosciences, Inc. and Wavecrest, Inc.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Messrs. Airhart and Evers are the current members of the Audit Committee of the Board of Directors. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and engagement of the Company's independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters. During fiscal 1999, the Audit Committee met one time.

         Messrs. Airhart and Evers are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company. During fiscal 1999, the Compensation Committee met three times and took action by unanimous written consent three times.

         During fiscal 1999, the Board of Directors met five times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the Board of Directors and meetings of committees of the Board of Directors on which such director serves.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY.


                                   PROPOSAL 2:
                       ADOPTION OF 1999 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

         Because of the limited number of shares remaining under the Company's current option plans for Company employees and consultants, the Board of Directors adopted on August 23, 1999, subject to shareholder approval, the 1999 Stock Option Plan ("1999 Plan"). The purpose of the 1999 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company and its subsidiaries. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The 1999 Plan provides for the grant of either incentive or non-statutory options. The following description of the primary features of the 1999 Plan is qualified in all respects by reference to the full text of the 1999 Plan.

ELIGIBILITY AND ADMINISTRATION

         Employees and consultants of the Company and its subsidiaries, including officers and directors, are eligible to receive options granted under the 1999 Plan. The approximate number of persons eligible to receive options under the 1999 Plan is 60. The 1999 Plan authorizes the granting of options to purchase up to 450,000 shares of Common Stock. The shares subject to the options will generally be made available from authorized but unissued shares.

         The 1999 Plan will be administered by a committee ("Committee") of the Board of Directors which consists of outside directors within the meaning of
Section 162(m) of the Internal Revenue Code of 1986 ("Code") and non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee has full authority to award options under the 1999 Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.

         Options will generally be granted after recommendation by management. In general, the Company will not receive any cash or other consideration for the granting or extension of options, but options are generally issued in recognition of services rendered or to be rendered to the Company. Because the employees, directors and consultants who may participate in the 1999 Plan in the future and the amount of their options are determined by the Committee in its discretion, it is not possible to state the name or positions of, or the number of options that may be granted to, the Company's employees, directors and consultants in the future. There are no proposals for the grant of options under the 1999 Plan presently under consideration by the Company's management or the Committee.

INCENTIVE AND NONSTATUTORY OPTIONS

         The 1999 Plan provides both for incentive stock options ("Incentive Options") specifically tailored to the provisions of the Code and for options not qualifying as Incentive Options ("Nonstatutory Options"). Options are designated as Incentive Options or Nonstatutory Options by the Committee when granted. The use of the term "option" herein shall mean both Incentive Options and Nonstatutory Options.

         To obtain certain tax benefits, the 1999 Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant.

         Some restrictions also apply to Nonstatutory Options granted under the 1999 Plan as a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled Federal Income Tax Consequences. No participant in the Plan may be granted options under the Plan in any fiscal year to purchase a number of shares of Common Stock in excess of 100,000 shares.

TERMS AND CONDITIONS OF OPTIONS

         Except as otherwise described in this Proxy Statement, options may be granted under the 1999 Plan under such terms and conditions as the Committee may determine from time to time. Under the 1999 Plan, as under the current option plans, options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant, and no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock, or in a combination of cash and shares.

         Unless otherwise determined by the Committee, options granted under the 1999 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for cause, as defined in the 1999 Plan, any options shall terminate immediately. Unless otherwise determined by the Committee, if an optionee ceases to be employed by the Company for any other reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

MODIFICATION AND TERMINATION

         The 1999 Plan provides for adjustment in the number and class of shares subject to the 1999 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other changes in the capital structure of the Company.

         The 1999 Plan will terminate on August 23, 2009. In addition, the Board of Directors may, at any time, terminate the 1999 Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code or Securities and Exchange Commission rules applicable to the 1999 Plan. Under such rules, any amendment that would materially increase the cost of the 1999 Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the 1999 Plan by the Board of Directors may adversely affect any option previously granted under the 1999 Plan without the consent of the optionee.

DISSOLUTION, LIQUIDATION, MERGER, REORGANIZATION AND CHANGE IN CONTROL

         The 1999 Plan provides that in the event of the Company's dissolution or liquidation, the options will terminate. In the event of a merger or reorganization of the Company, the agreement of merger or reorganization shall provide for one of the following events:

* continuation of the options by the Company, if the Company is the surviving corporation; or

* assumption of the outstanding options by the surviving corporation (or its parent or subsidiary); or

* substitution by the surviving corporation (or its parent or subsidiary) of its own options for the outstanding options; or

* full exercisability or vesting and accelerated expiration of the outstanding options; or

* settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of such options.

         The 1999 Plan further provides that the option agreements may, in the discretion of the Committee, provide that upon the occurrence of certain "acceleration events" the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 50 percent or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1999 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the

1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1999 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1999 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1999 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1999 Plan.

CURRENT MARKET PRICE OF COMMON STOCK

         The high bid and low asked prices for shares of Common Stock as of September 1, 1999 were $2.25 and $2.4375, respectively.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE 1999 PLAN.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table summarizes the annual compensation paid by the Company during fiscal years ended April 30, 1997, 1998, and 1999 to Clifford F. Stritch, the Chief Executive Officer of the Company as of April 30, 1999. No other executive officer of the Company had compensation in excess of $100,000 during any of the fiscal years for which information is provided.

                           SUMMARY COMPENSATION TABLE

                                                           Annual Compensation
                                                ------------------------------------------
                                                    Salary         Bonus          Other
Name and Principal Position              Year          $             $              $
---------------------------              ----       -------       -------         -----
   Clifford F. Stritch, Jr.              1999       142,000      10,000 (1)     5,390 (2)
   Chief Executive Officer, Chief        1998       142,000      15,000 (1)     5,380 (2)
   Financial Officer and a Director      1997       142,000       5,000 (1)     5,398 (2)

---------------

(1)  Bonuses relate to applicable fiscal year but were paid in subsequent years.
(2)  Includes insurance and car allowance.

STOCK OPTIONS

         No options were granted to Mr. Stritch during the Company's 1999 fiscal year. The following table summarizes the stock option exercises during fiscal 1999 by the named executive officer and the value of all options held by the named executive officer as of April 30, 1999.

 AGGREGATED OPTION EXERCISES DURING FISCAL YEAR ENDED APRIL 30, 1999 AND OPTION
                            VALUES AT APRIL 30, 1999

                                                          Number of Securities       Value of Unexercised In-
                                                         Underlying Options at         The-Money Options at
                            Shares                           April 30, 1999               April 30, 1999
                           Acquired        Value             --------------               --------------
Name                      on Exercise   Realized(1)   Exercisable / Unexercisable   Exercisable / Unexercisable
----                      -----------   -----------   ---------------------------   ---------------------------
Clifford F. Stritch, Jr.    100,000      $37,812.50             0 / 0                        $0 / $0

---------------
(1) The amount set forth represents the difference between the fair market value of the Company's Common Stock as of September 28, 1999 ($0.6875), the date of exercise, and the option price, multiplied by the number of shares subject to the option.

BOARD OF DIRECTOR COMPENSATION

         Each non-employee director of the Company receives $2,500 per quarter. In addition, as of December 15, 1998, Michael J. Evers was granted options to purchase 50,000 shares of Common Stock at an exercise price of $1.4375 pursuant to the terms of the Infinite Graphics Incorporated Stock Option Plan of 1993. The option was immediately exercisable for 20% of the amount granted and is exercisable in 40%, 60%, 80%, and 100% increments on the first, second, third, and fourth anniversaries of the option grant. The option expires on March 15, 2003.

                              CERTAIN TRANSACTIONS

         During fiscal 1999, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Schultz. The lease for 4621 East Lake Street is dated October 31, 1983, and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease has been amended several times to extend the term. Currently, the lease has been orally amended to extend to April 30, 2001. The rent is currently $2,750 per month.

         The Company leased certain production equipment from Precision Imaging, a partnership in which Clifford F. Stritch Jr. is a partner. At April 30, 1999, Mr. Stritch held a 67 percent interest in the partnership. The Company was unable to finance the equipment directly; therefore leased the equipment through Precision Imaging. Under the terms of the lease, the Company pays monthly rent of $3,195.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with, except that each of Clifford F. Stritch, Jr., the Company's Chief Executive Officer, and Michael J. Evers, a director of the Company, failed to timely file one report with respect to one transaction; and Edwin F. Snyder, the Company's Executive Vice President, failed to timely file two reports with respect to three transactions.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder proposal intended to be considered for inclusion in the Company's proxy statement for presentation at the Company's 2000 Annual Meeting of Shareholders must be received by the President of the Company at the above address no later than May 13, 2000. The proposal must be in accordance with the provisions of the SEC's Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Shareholders who intend to present a proposal at the Company's 2000 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than July 27, 2000. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  OTHER MATTERS

         The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /S/ Clifford F. Stritch, Jr.
                                       Clifford F. Stritch, Jr.
                                       CHIEF EXECUTIVE OFFICER

September 9, 1999

                      INFINITE GRAPHICS INCORPORATED PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 5, 1999

The undersigned shareholder of Infinite Graphics Incorporated (the "Company"), revoking all prior proxies, hereby appoints Clifford F. Stritch, Jr., Edwin F. Snyder, Michael J. Evers and Durwood L. Airhart, or any of them, as proxy for the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on October 5, 1999, at 3:30 p.m., Central Daylight Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, MN 55402, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would posses if personally present.

1.   ELECTION OF DIRECTORS.

     ______ For all four nominees listed below (except as marked to the contrary below)

     ______ Withhold authority to vote for all nominees listed below

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Clifford F. Stritch, Jr., Edwin F. Snyder, Michael J. Evers, Durwood L. Airhart

2.   ADOPTION OF 1999 STOCK OPTION PLAN.

     ______ FOR       ______ AGAINST       ______ ABSTAIN

3. SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

     ______ FOR       ______ AGAINST       ______ ABSTAIN


                  (Continued, and to be SIGNED, on other side.)

                                                     (Continued from other side)

     All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 9, 1999, receipt of which is hereby acknowledged. ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" ALL PROPOSALS AS SET FORTH IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Dated:                , 1999
      ----------------                   -------------------------------------
                                                      (Signature)


                                         -------------------------------------
                                                (Joint Owner Signature)

Please sign this proxy exactly as your name appears on your certificate. Joint owners should each sign personally. Trustees, executors and others signing in a representative capacity should indicate the capacity in which they sign.

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED.

                                                                      APPENDIX A

                         INFINITE GRAPHICS INCORPORATED
                             1999 STOCK OPTION PLAN


                      Article I. Establishment and Purpose

         1.1 Establishment. Infinite Graphics Incorporated, a Minnesota corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1999 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 Purpose. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


            Article II. Definitions, Gender and Number, Severability

         2.1 Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         (a)      "Board" means the Board of Directors of the Company.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan, or the Board if no Committee is appointed.

         (d) "Company" means Infinite Graphics Incorporated, a Minnesota corporation (including any and all subsidiaries).

         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides consulting, director or advisory services (other than as an Employee) to the Company.

         (f) "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to
                  Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

         (g) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Exercise Price" means the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

         (j) "Fair Market Value" means the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the reported last sale price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sale price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest ask and lowest bid prices for such security on the date in question, or if there are no such ask and bid prices for such security on such date, the mean of the highest ask and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined above), which determination shall be final and binding on all parties.

         (k) "Incentive Stock Option" means an Option granted under this Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (l) "Insider" means a person who is, at the time of an Option grant hereunder, an executive officer, director or holder of more than ten percent of the outstanding shares of the Stock, as defined in Section 16 of the Exchange Act.

         (m) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

         (n) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the Exercise Price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (o) "Optionee" means a person to whom an Option has been granted under the Plan.

         (p)      "Parent Corporation" shall have the meaning set forth in
                  Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (q)      "Subsidiary Corporation" shall have the meaning set forth in
                  Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (r) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6)of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         (s)      "Stock" means the common stock of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   Article III. Eligibility and Participation

         3.1 Eligibility. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder.

         3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.


                           Article IV. Administration

         4.1 The Committee. The Plan shall be administered by the Committee. If the entire Board of Directors is not serving as the Committee, the Committee appointed by the Board shall meet the requirements of Rule 16b-3 so that Options granted under the Plan may be considered "exempt" under Rule 16b-3 and Section 16(b) of the Exchange Act. If for any reason the Committee does not qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act, or as may be required under applicable tax law to permit a deduction with respect to certain Options issued under the Plan, the Board may appoint a new Committee so as to comply with the requirements of Rule 16b-3 and such tax law.

         4.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.


                      Article V. Stock Subject to the Plan

         5.1 Number. The total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 450,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in Article XIII. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.


                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the recipient of Options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.

         The preceding paragraph shall not be deemed to prevent the grant of Options in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option; provided, however, no Optionee may be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 100,000 shares per Optionee, subject to adjustment under Article XIII.

         The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

         No Options granted under the Plan may be exercisable before the approval of the Plan by the shareholders of the Company pursuant to the Bylaws of the Company.

         7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         7.3 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Exercise Price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Exercise Price. No Incentive Stock Option granted pursuant to this Plan shall have an Exercise Price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Exercise Price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Exercise Price for Nonstatutory Options shall be equal to the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in cash, cash equivalents, or other form acceptable to the Committee, including without limitation, in Stock having a Fair Market Value at the time of the exercise equal to the Exercise Price; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with applicable rules and regulations.


                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Shareholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer thereof.

         8.3 Rights of a Shareholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have dividend rights, voting rights or other rights or privileges of a shareholder with respect to any Stock covered by an Option until the date of issuance of a stock certificate for such Stock. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such date of issuance, except as expressly provided in the Plan.


                      Article IX. Termination of Employment

         9.1 Death. Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 Termination Other Than For Cause Or Due to Death. Unless otherwise determined by the Committee, in the event of an Optionee's termination of employment, in the case of an Employee (except when an Employee becomes a Consultant), or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause (as defined below in Section 9.3), the Optionee may exercise such portion of his or her Option as was exercisable by the Optionee at the date of such termination (the "Termination Date") at any time within 3 months after the Termination Date; provided, however, that when termination occurs due to disability as defined in the Code, such Optionee may exercise such portion of any Option as was exercisable by such Optionee on Optionee's Termination Date within one year after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause (as defined below in Section 9.3), any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.

         The term "cause" means: (i) Optionee's conviction of a felony which would materially damage the reputation of the Company, (ii) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company or (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties, which has a material adverse effect on the Company.


                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 Restrictions on Transfer. Except as otherwise provided by this
Section 10.2, all Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. The Committee may, in its sole discretion and with the consent of the Optionee: (i) grant Nonstatutory Options which are transferable within the restrictions of this Section 10.2, (ii) amend a then existing Nonstatutory Option to allow for transferability of such Option within the restrictions of this Section 10.2 or
(iii) amend a then existing Incentive Stock Option (whereby such Option will become a Nonstatutory Option) to allow for transferability of such Option within the restrictions of this Section 10.2 (collectively, the "Transferable Options").

         The Committee may, in its sole discretion, authorize all or a portion of the Transferable Options to be on terms which permit transfer of such Option by the initial Optionee of such Option (the "Initial Optionee") to (i) the spouse, children, step-children, grandchildren, step-grandchildren, siblings or parents of the Initial Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or other entity in which such Immediate Family Members are the only partners or equity owners (iv) a former spouse of the Initial Optionee pursuant to a qualified domestic relations order (collectively, a "Permitted Transferee"), provided that:

         (1)      there may be no consideration for any such transfer;

         (2) the stock option agreement pursuant to which such Options are granted, or any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10.2;

         (3) any option or portion thereof transferred by an Initial Optionee to a Permitted Transferee may be exercised by the Permitted Transferee only to the same extent as the Initial Optionee would have been entitled to exercise it, and shall remain subject to all of the terms and conditions that would have applied to such Option under the provisions of the Plan and option agreement, if the Initial Optionee had not transferred such option or portion thereof to the Permitted Transferred;

         (4) subsequent transfers of transferred Options (including sale, assignment, pledge or other transfer) shall be prohibited except by will or the laws of descent and distribution;

         (5) the Initial Optionee shall remain subject to applicable withholding taxes upon exercise of options transferred to a Permitted Transferee;

         (6) the Company shall have no obligation to notify the Permitted Transferee of the expiration or early termination of any option;

         (7) the Committee may, in its sole discretion, require as a condition to the transfer of an option, that the Permitted Transferee execute an agreement under which the Permitted Transferee would become a party to the applicable option agreement and agree that in the event the Company merges into or consolidates with another entity, the Company sells all or a substantial part of its assets, or the Company's common stock is subject to a tender or exchange offer, the Permitted Transferee will consent to the transfer or assumption of the option, or accept a new option in substitution therefor, if the Company requests the Permitted Transferee to do so; and

         (8) such transfer shall not be effective unless and until the Initial Optionee has furnished the Committee written notice of the transfer, copies of all requested documents evidencing the transfer, and such other agreements as may be required by the Committee.


                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--

         (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


                             Article XII. Amendment,
                    Modification, and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

         (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in
                  Section 13.1; or

         (b) change the class of Employees or Consultants eligible to receive Options; or

         (c) change the provisions of Section 7.1 above to allow an Optionee to be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 100,000 shares per Optionee, subject to adjustment under Article XIII.

         12.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


                    Article XIII. Changes in Capitalization,
      Dissolution, Liquidation, Reorganization and Acceleration of Vesting

         13.1 Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of the Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

         (a) The number of shares of stock available for future grants under Article V;

         (b)      The number of shares of stock covered by each outstanding
                  Option; or

         (c)      The Exercise Price under each outstanding Option.

Except as provided in this Article 13, an Optionee shall have no rights by reason of any issue by the Company of any class of capital stock or securities convertible into capital stock of any class, any subdivision or consolidation of shares of capital stock of any class, the payment of any capital stock dividend or any other increase or decrease in the number of shares of capital stock of any class.

         13.2 Dissolution or Liquidation. To the event not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.


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         13.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options are subject to the agreement of merger or reorganization. Such agreement shall provide for:

         (a) The continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

         (b) The assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

         (c) The substitution by the surviving corporation or its parent or subsidiary of its own Options for the outstanding Options;

         (d) Full exercisability or vesting and accelerated expiration of the outstanding Options; or

         (e) Settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

         13.4 Impact of Acceleration Event. The Option Agreement may, at the discretion of the Committee, provide that Options granted hereunder will become fully exercisable and vested in the event of an "Acceleration Event" as defined in Section 13.5 or a "Potential Acceleration Event" as defined in Section 13.6.

         13.5 Definition of "Acceleration Event." For purposes of Section 13.4, an "Acceleration Event" means the happening of any of the following:

         (a) When any "person" as defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 13.5(b); or


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         (c)      The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

A transaction shall not constitute an Acceleration Event if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         13.6 Definition of "Potential Acceleration Event." For purposes of
Section 13.4, a "Potential Acceleration Event" means the approval by the Board of a definitive agreement by the Company the consummation of which would result in an Acceleration Event of the Company as defined in Section 13.5.


                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof,
(b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                           Article XV. Tax Withholding

         15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. The Company shall not be required to issue any Stock under the Plan until such obligations are satisfied.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee and compliance with applicable laws and regulations, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.


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                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         17.3 Compliance with the Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code
Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.


                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. Subject to Shareholder approval of the Plan, the Plan shall be effective as of August 23, 1999, the date of its adoption by the Board.


                  Article XIX. No Obligation to Exercise Option

         19.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.


                     Article XX. Nonexclusivity of the Plan

         20.1 Nonexclusivity of the Plan. The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including


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the granting of stock options otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.


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